                                                                   Exhibit 10.20
                           FIFTH AMENDMENT AND WAIVER

     FIFTH AMENDMENT (this "Amendment"), dated as of April 12, 2002 among PHILIP SERVICES CORPORATION, a Delaware corporation (the "Borrower"), CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders (the "Administrative Agent"), and the lenders from time to time parties to the Secured PIK/Term Credit Agreement referred to below (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Secured PIK/Term Credit Agreement referred to below.

                              W I T N E S S E T H:


     WHEREAS, the Borrower, the Lenders and Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent") are parties to a Credit Agreement, dated as of March 31, 2000 among the Borrower, the Administrative Agent and the Lenders (as amended, modified or supplemented through, but not including, the date hereof, the "Secured PIK/Term Credit Agreement");

     WHEREAS, the Borrower desires to obtain new mezzanine financing to be advanced under an amended Exit Facility;

     WHEREAS, the Required Lenders hereby acknowledge that each of the Lenders has been afforded and declined the opportunity to participate in such mezzanine financing;

     WHEREAS, the Borrower has requested the approval of the Lenders to the terms of such mezzanine financing and has further requested certain amendments to the Secured PIK/Term Credit Agreement;

     WHEREAS, the Lenders have determined to grant such amendments, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, it is agreed:

     1. Section 6.01(d)(i) of the Secured PIK/Term Credit Agreement is hereby amended by deleting the text "$190,000,000" appearing therein and inserting the text "$210,000,000" in lieu thereof.

     2. Section 6.13 of the Secured PIK/Term Credit Agreement is hereby amended in its entirety as follows:

     6.13 Transactions with Affiliates. Except as set forth on Schedule XXIII directly or indirectly enter into or permit to exist any material transaction with any Affiliate of any Obligor except for transactions between wholly-owned Obligors (other than Obligors that are neither the Borrower nor a Canadian Guarantor) and except for transactions that are either (a) in the ordinary course of such Obligor's business, upon fair and reasonable terms, that are fully disclosed to the Administrative Agent, and that are no less favorable to such Obligor than would be obtained in an arm's length transaction with a non-Affiliate, or (b) approved by the Board of Directors of the Borrower (with notice given to the Administrative Agent) on fair and reasonable terms, after full disclosure thereof to the Lenders, and that are no less favorable to such Obligor than would be obtained in an arm's length transaction with a non-Affiliate."

     3. Section 6.17 of the Secured PIK/Term Credit Agreement is hereby amended by deleting the chart appearing in sub-clause (a) of said section in its entirety and inserting the following new chart in lieu thereof:

--------------------------------------------------------- --------------------------
Fiscal Quarter Ending                                     Minimum EBITDA
--------------------------------------------------------- --------------------------
for the 3 months ended March 31, 2002                     $4,200,000
--------------------------------------------------------- --------------------------
for the 6 months ended June 30, 2002                      $8,700,000
--------------------------------------------------------- --------------------------
for the 9 months ended September 30, 2002                 $13,300,000
--------------------------------------------------------- --------------------------
for the 12 months ended December 31, 2002 and for the     $18,300,000
12 months ended as of the end of each Fiscal Quarter
thereafter
--------------------------------------------------------- --------------------------

     4. Section 6.17 of the Secured PIK/Term Credit Agreement is hereby further amended by (i) deleting sub-clause (b) of said section in its entirety, (ii) deleting the letter "(c)" in said section and inserting "(b)" in lieu thereof, and (iii) deleting the text "$95,000,000" in new sub-clause (b) and inserting the text "$65,000,000" in lieu thereof.

     5. Section 8 of the Secured PIK/Term Credit Agreement is hereby amended by
(i) deleting the word "and" immediately preceding sub-clause (e) in the definition of "EBITDA" appearing in said section, (ii) deleting the period appearing at the end of said sub-clause (e) and inserting a comma in lieu thereof, and (iii) inserting the following text immediately after sub-clause
(e):

     "(f) bad debt reserves or any amounts relating to the computation of interest established by the Borrower concerning Accounts or notes receivable with respect to which Keystone Steel and Wire Company is the Account Debtor, in an aggregate amount not to exceed $10,000,000, (g) restructuring charges including severance and related costs, lease termination costs and asset write-offs incurred by the Borrower in connection with the closing and relocation of its executive headquarters in Chicago, Illinois, in an aggregate amount not to exceed $6,000,000, and (h) amounts paid or accrued by the Borrower in excess of any applicable deductibles as a result of the bankruptcy of Reliance Insurance Company in an aggregate amount not to exceed $5,000,000."



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     6. Section 8 of the Secured PIK/Term Credit Agreement is hereby further amended by deleting the text "in an amount not in excess of (1) $10,000,000 in any transaction or series of related transactions and (2) $50,000,000 in any twelve month period with the valuation of the assets under this clause (A) to be determined on the basis of the fair market value of such assets as mutually agreed upon by the Borrower and the Administrative Agent in good faith and based upon the facts and circumstances as of the date of the consummation of the applicable transaction" appearing in sub-clause (i) of the definition of "Permitted Dispositions".

     7. Section 8 of the Secured PIK/Term Credit Agreement is hereby further amended by deleting the sub-clause (i) in its entirety appearing in the definition of "Permitted Investments" and inserting the following text in lieu thereof:

     ", (i) ERDC Transaction (the Stock held by ERDC to be distributed to Philips Services (Delaware), Inc. shall not be deemed either Personal Property Collateral or Real Property Collateral under this Agreement), and
     (j) so long as no Default or Event of Default then exists or would result therefrom, the Borrower and any of the Obligors may make Investments not otherwise permitted by immediately preceding clauses (a) through (i) of this definition of Permitted Investments in an aggregate amount not to exceed $1,000,000 in any twelve month period.".

     8. Section 8 of the Secured PIK/Term Credit Agreement is hereby further amended by inserting the following new definitions:

     "ERDC" means Environmental Research and Development Capital Corporation, an Ontario corporation."

     "ERDC Transaction" means the transaction pursuant to which Philip Services (Delaware), Inc. will transfer to the Borrower all net cash proceeds, resulting from the liquidation of ERDC and all Stock held by ERDC that is distributed to Philips Services (Delaware), Inc."

     9. Effective as of the Fifth Amendment Effective Date, the Lenders hereby permanently waive any Default or Event of Default, effective as of the date of any Default or Event of Default, that has occurred or would otherwise occur pursuant to Section 7.02 of the Secured PIK/Term Credit Agreement as a result of the failure of the Borrower to comply with the requirements of: (i) Section 5.02(b)(i) of the Secured PIK/Term Credit Agreement as a consequence of Borrower being unable to provide to the Administrative Agent unqualified consolidated financial statements for the fiscal year 2001, and (ii) Section 6.17(a) of the Secured PIK/Term Credit Agreement as a consequence of the Borrower's failure to comply with such covenant for the twelve months ended December 31, 2001.

     10. The Required Lenders hereby instruct the (i) Collateral Agent and the Administrative Agent to execute and deliver the first amendment to the Collateral Agency and Intercreditor Agreement, substantially in the form of Exhibit A hereto (the "Amendment Number

One to the Collateral Agency and Intercreditor Agreement") and (ii) the Administrative Agent to grant the consent set forth in paragraph 8 of the Amendment Number One to the Collateral Agency and Intercreditor Agreement. The Required Lenders hereby acknowledge that the instructions addressed to the Administrative Agent in this paragraph 10 are delivered in accordance with
Section 9.04 of the Secured PIK/Term Credit Agreement and that no Lender shall have any right of action against the Administrative Agent as a result of the Administrative Agent acting in accordance with such instructions. The Required Lenders hereby further reaffirm the indemnification provisions contained in inter alia Section 9.06 of the Secured PIK/Term Credit Agreement.

     11. The Borrower hereby represents and warrants that (i) no Default or Event of Default exists on the Fifth Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (other than Events of Default that exist immediately prior to the Fifth Amendment Effective Date as a result of the Borrower's failure to comply with Section 5.02(b)(i) and Section 6.17(a) of the Secured PIK/Term Credit Agreement and which Events of Default are waived pursuant to Section 9 of this Amendment) and (ii) all of the representations and warranties contained in the Secured PIK/Term Credit Agreement or the other Loan Documents (other than with respect to events that have been expressly consented to in writing by the Lenders since the date on which such representations and warranties were first made) shall be true and correct in all material respects on and before the Fifth Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     12. This amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Secured PIK/Term Credit Agreement or any other Loan Documents.

     13. The Required Lenders hereby acknowledge that the seventh amendment to the Exit Facility, substantially in the form of Exhibit B hereto (the "Amendment Number Seven to Loan Agreement") is in form and substance satisfactory to the Required Lenders.

     14. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     15. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     16. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when (i) each of the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and, in each case, shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice

Office and (ii) the Administrative Agent shall have received an executed copy of Amendment Number Seven to Loan Agreement.

                                      * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                 PHILIP SERVICES CORPORATION



                                 By:_______________________________
                                      Title:

                                 CANADIAN IMPERIAL BANK OF COMMERCE,
                                      As Administrative Agent

                                 By:_______________________________
                                      Title:

                                 CANADIAN IMPERIAL BANK OF COMMERCE,
                                      Individually

                                 By:_______________________________
                                      Title:



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


                                 ABN AMRO BANK CANADA



                                 By:_______________________________
                                      Title:



                                 By:_______________________________
                                      Title:

                                 AMERICAN REAL ESTATE HOLDINGS L.P.
                                      By American Property Investors Inc.



                                 By:_______________________________
                                      Title:

                                 ACCORD FINANCIAL CORP.



                                 By:_______________________________
                                      Title:

                                 THE BANK OF EAST ASIA (CANADA)



                                 By:_______________________________
                                      Title:



                                 By:_______________________________
                                      Title:

                                 BEAR, STEARNS & CO. INC.



                                 By:_______________________________
                                      Title:

                                 JP MORGAN CHASE BANK
                                      F/K/A THE CHASE MANHATTAN BANK



                                 By:_______________________________
                                      Title:

                                 JP MORGAN CHASE BANK, TORONTO BRANCH (F/K/A,
                                      THE CHASE MANHATTAN BANK, TORONTO BRANCH)



                                 By:_______________________________
                                      Title:

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                                 CITIBANK, N.A.



                                 By:_______________________________
                                      Title:

                                 CLARICA LIFE INSURANCE COMPANY
                                      (f/k/a Mutual Life Assurance Company of
                                      Canada)



                                 By:_______________________________
                                      Title:

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                                     COMERICA BANK




                                     By: _______________________________
                                         Title:

                                     MIZUHO BANK (CANADA)





                                     By: _______________________________
                                         Title:

                                     DAI-ICHI KANGYO BANK, LTD.
                                          New York Branch





                                     By: _______________________________
                                         Title:

                                     BT HOLDINGS (NEW YORK), INC.



                                     By: _______________________________
                                         Title:

                                     EATON VANCE MANAGEMENT



                                     By: _______________________________
                                         Title:

                                     AMROC INVESTMENTS, LLC



                                     By: _______________________________
                                         Title:

                                     CERBERUS CAPITAL MANAGEMENT, INC.



                                     By: _______________________________
                                         Title:

                                        CERBERUS PARTNERS, L.P.





                                        By: _______________________________
                                            Title:

                                     HIGH RIVER LIMITED PARTNERSHIP
                                          By Burberry Corp., General Partner

                                     By: _______________________________
                                         Title:

                                     KEY BANK, N.A.



                                     By: _______________________________
                                         Title:

                                     MADELEINE CORP.



                                     By: _______________________________
                                         Title:

                                    MADELEINE LLC

                                    By: _______________________________
                                        Title:

                                   BNP PARIBAS

                                   By: _______________________________
                                       Title:



                                   By: _______________________________
                                       Title:

                                   SOCIETE GENERALE (CANADA)



                                   By: _______________________________
                                       Title:

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                                   WACHOVIA BANK, N.A.



                                   By: _______________________________
                                       Title: